Exhibit 10.32
                                                              EXECUTION COPY

                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of June 19, 1998 (as amended, restated, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 22 hereof, the "Pledgors"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, CII Technologies, Inc. ("Holdings"), Communications Instruments, Inc. (the "Borrower"), the several financial institutions from time to time party thereto (the "Lenders"), Bank of America National Trust and Savings Association, as an Issuing Lender and Swingline Lender, Bank of America National Trust and Savings Association, as Administrative Agent (together with any successor agent, the "Administrative Agent", and together with the Pledgee, the Issuing Lenders, the Swingline Lender and the Lenders, the "Lender Creditors"), have entered into a Credit Agreement, dated as of June 19, 1998 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein;

                  WHEREAS, the Borrower may from time to time be party to one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or with an affiliate of a Lender (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to Article X of the Credit Agreement, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Loan Documents and the Interest Rate Protection Agreements or Other Hedging Agreements;

                  WHEREAS, pursuant to the Subsidiary Guaranty, each Pledgor (other than Holdings and the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Loan Documents and the Interest Rate Protection Agreements or Other Hedging Agreements;


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                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which such Pledgor is a party and the due performance and compliance by such Pledgor with the terms of each such Loan Document, including, without limitation, in the case of the Borrower, all "Obligations" under and as defined in the Credit Agreement, and in the case of each other Pledgor, all "Guaranteed Obligations" under and as defined in the Credit Agreement or the Subsidiary Guaranty, as applicable (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Loan Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement including, in the case of the Pledgors other than the Borrower, all obligations of such Pledgor under Article X of the Credit Agreement or the Subsidiary Guaranty, as the case may be, in respect of Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;


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                  (iv) in the event of any proceeding for the collection or
         enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations".

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by each Pledgor, and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time directly owned by any Pledgor of any Foreign Corporation, provided that, except as provided in the last sentence of this Section 2, such Pledgor shall not be required to pledge hereunder more than 66% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote; (ii) the term "Notes" shall mean (x) all Intercompany Notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor; provided, that, except as provided in the last sentence of this Section 2, no Pledgor shall be required to pledge hereunder any promissory notes (including Intercompany Notes) issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation and
(iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iii) the Notes held by such Pledgor consist of the promissory notes described in Annex B hereto where such Pledgor is listed as the Lender; and (iv) on the date hereof, such Pledgor owns no other Securities. In the circumstances and to the extent provided in Section 7.12(b) of the Credit Agreement, the 66% limitation set forth in the proviso of clause (i)(y) of this Section 2, the limitation set forth in the proviso of clause (ii)(y) of this Section 2, and the limitations set forth in the last sentence in Section 3.2 hereof, in each case shall no longer be

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applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the "Collateral" (as defined in Section 3.4 hereof) now or hereafter owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities now or hereafter owned by such Pledgor, and delivers to the Pledgee certificates or instruments with respect to such Securities owned by such Pledgor on the date hereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to the Securities now or hereafter owned by such Pledgor (and in and to all certificates or instruments evidencing such Securities), upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge such Securities (or certificates or instruments representing such Securities) as security for the Obligations, deposit such Securities with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Responsible Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2 hereof, no Pledgor shall be required at any time to pledge hereunder (x) any Stock which is more than 66% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote or (y) any promissory notes (including Intercompany Notes) issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation.

                  3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee in writing thereof, and, if after such notification, the Pledgee so requests, such Pledgor shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law. Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

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                  3.4 Definition of Pledged Stock, Pledged Notes, Pledged
Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all dividends and interest thereon, as the case may be, and all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until
(i) an Event of Default shall have occurred and be continuing and (ii) written notice thereof shall have been given by the Pledgee to the relevant Pledgor (provided, that if an Event of Default specified in Sections 9.01(f) and (g) of the Credit Agreement shall occur, no such notice shall be required), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give all consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Loan Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor, except to the extent such violation, inconsistency or impairment is waived in accordance with the terms of Section 20 hereof. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease if an Event of Default shall have occurred and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. Subject to the last sentence of Section 3.2 hereof, the Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:


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                  (i) all other or additional stock or other securities or
         property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) subject to the giving of written notice to the relevant Pledgor in accordance with clause (ii) of Section 5 hereof (to the extent such notice is required by such Section 5), to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
         so); and

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate

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         or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' written notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or here after existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of, or with the consent of, the Majority Lenders (or, after the date on which all Loan Document Obligations have been paid in full and the Aggregate Commitment has been terminated, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.


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                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee and each other Secured Creditor for all costs and expenses, including reasonable attorneys' fees, arising or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or appropriate local equivalent, such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Article XI of the Credit Agreement.


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                  14. TRANSFER BY PLEDGORS. Except for sales or dispositions of
Collateral permitted pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, participation, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and liens permitted under clauses (i) and (x) of Section 8.01 of the Credit Agreement, and subject to no restrictions upon the voting rights associated with, or upon the transfer or encumbrance of, any of the Securities; (ii) it has full power, authority and legal right to vote and pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except as may be required in connection with the disposition of the Securities by laws affecting the offering and sale of securities generally; (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, deed of trust, loan agreement, credit agreement or any other material agreement or material instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock of Subsidiaries of Holding have been duly and validly issued, are fully paid and non assessable; (vii) each of the Pledged Notes constituting Intercompany Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge and assignment of the Securities pursuant to this Agree ment, together with the delivery of the Securities pursuant to this Agreement (which delivery has

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been made), creates a valid and perfected first security interest in such
Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities other than liens permitted under clauses (i) and (x) of Section 8.01 of the Credit Agreement. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Aggregate Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no promissory note or Letter of Credit under the Credit Agreement is outstanding (other than Letters of Credit, together with all fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been secured in a manner satisfactory to the applicable Issuing Lenders in their sole and absolute discretion) and all other Obligations (other than indemnities described in
Section 11 hereof and in Section 12.05 of the Credit Agreement which are not then due and payable) have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Majority Lenders (or all the Lenders if required by Section
12.01 of the Credit Agreement), the Pledgee, at the request and expense of such Pledgor will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Responsible Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 18(a) or (b).

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (a)  if to any Pledgor, at;

                           c/o CII Technologies, Inc.
                           1396 Charlotte Highway
                           Fairview, N.C. 29730
                           Attention:  David Henning
                           Telephone No.: (704) 628-1711
                           Telecopier No.: (704) 628-1439

                  (b)  if to the Pledgee, at:

                           Bank of America National Trust
                           and Savings Association
                           231 South LaSalle Street
                           Chicago, Illinois 60697
                           Attention: Agency Management - 8th Floor
                                      David A. Johanson, Vice President
                           Telephone No.:(312) 828-7933
                           Telecopier No.:  (312) 705-0573

                  (c) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Majority Lenders (or all the Lenders if required by Section 12.01 of the Credit Agreement) at all times prior to the time on which all Loan Document Obligations have been paid in full and the Aggregate Commitment has been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Loan Document Obligations have been paid in full and the Aggregate Commitment has been terminated); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Loan Document Obligations or
(ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of
(i) with respect to the Loan Document Obligations, the Majority Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the Pledgee. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (INCLUDING, WITHOUT LIMITATION, S.H.A. 135 ILCS 105/5-1, ET. SEQ., BUT WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  22. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to Sections 7.12 and/or 8.15 of the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                 *     *     *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                             CII TECHNOLOGIES, INC., as a Pledgor


                             By: /s/ David Henning
                                 ----------------------------------
                                    Name: David Henning
                                         --------------------------
                                    Title: CFO
                                          -------------------------


                             COMMUNICATIONS INSTRUMENTS, INC.,
                               as a Pledgor


                             By: /s/ David Henning
                                 ----------------------------------
                                    Name: David Henning
                                         --------------------------
                                    Title: CFO
                                          -------------------------


                             KILOVAC CORPORATION,  as a Pledgor


                             By: /s/ David Henning
                                 ----------------------------------
                                    Name: David Henning
                                         --------------------------
                                    Title: CFO
                                          -------------------------


                             KILOVAC INTERNATIONAL, INC.,
                               as a Pledgor


                             By: /s/ David Henning
                                 ----------------------------------
                                    Name: David Henning
                                         --------------------------
                                    Title: CFO
                                          -------------------------

                             BANK OF AMERICA NATIONAL
                               TRUST AND SAVINGS ASSOCIATION,
                                as Pledgee and Collateral Agent


                             By: /s/ David A. Johanson
                                 ----------------------------------
                                    Name: David A. Johanson
                                         --------------------------
                                    Title: Vice President
                                          -------------------------

                                    ANNEX A
                                      to
                                PLEDGE AGREEMENT



                                 LIST OF STOCK

         1. Certificate No. CII-1 dated May 11, 1993 representing 1,000 shares of common stock of Communications Instruments, Inc. issued to Communications Instruments, Holdings, Inc. (n/k/a CII Technologies, Inc.).

         2. Certificate No. 71 dated September 18, 1997 representing 124,785 shares of Class A Common Stock of Kilovac Corporation issued to Communications Instruments, Inc.

         3. Certificate No. 1 dated December 15, 1977 representing 2,500 shares of capital stock of Kilovac International, Inc. issued to Kilovac Corporation.

         4. Certificate No. C1 dated June 19, 1998 representing 1,000 issued and outstanding Common Shares of Corcom, Inc., issued to Communications Instruments, Inc.

                                  Corcom, Inc.

                                    ANNEX B
                                       to
                                PLEDGE AGREEMENT



                                                     LIST OF NOTES

1.       Executive Promissory Notes


        Executive                   Amount of Executive
                                      Promissory Note
Michael A. Steinback                   $  152,000.00
David Henning                              53,500.00
Kirsten L. Byrd                             5,000.00
Theodore H. Anderson                       34,000.00
Raymond McClinton                          12,000.00
Gary L. McGill                             34,000.00
Jeffrey W. Boyce                           17,000.00
Richard J. Lisdero, Jr.                     5,000.00
Rennard A. Madrazo                         10,000.00
Bascombe Ray                                5,000.00
Carl R. Freas                              15,000.00
George L. Sutton                            5,000.00
Timothy B. Hasenour                         5,000.00
Douglas D. Wagenknecht                      5,000.00
Daniel R. McAllister                       49,000.00
Patrick J. McPherson                       24,500.00
Robert A. Helman                           17,000.00
Michael J. Moschitto                       14,000.00
Michael H. Molyneux                         7,000.00
Mary Lynn Papador                           6,000.00
Joseph R. Murach                           10,000.00
Rick Danchuk                                7,000.00
Mike Adams                                  8,000.00



2.       Intercompany Notes

                  Payor:            Communications Instruments, Inc.
                  Payee:            Kilovac International, Inc.
                                    Kilovac Corporation
                                    CII Technologies Inc.

                                    ANNEX B


                                Corcom, Inc.

                  Payor:            Kilovac International, Inc.
                  Payee:            Kilovac Corporation
                                    CII Technologies Inc.
                                    Corcom, Inc.
                                    Communications Instruments, Inc.

                  Payor:            Kilovac Corporation
                  Payee:            CII Technologies Inc.
                                    Corcom, Inc.
                                    Communications Instruments, Inc.
                                    Kilovac International, Inc.

                  Payor:            CII Technologies Inc.
                  Payee:            Corcom, Inc.
                                    Communications Instruments, Inc.
                                    Kilovac International, Inc.
                                    Kilovac Corporation

                  Payor:            Corcom, Inc.
                  Payee:            Communications Instruments, Inc.
                                    Kilovac International, Inc.
                                    Kilovac Corporation
                                    CII Technologies Inc.

                  Master Intercompany Note dated June 19, 1998 executed by each of CII Technologies, Inc., Communications Instruments, Inc., Kilovac Corporation, Kilovac International, Inc. and Corcom, Inc.

                                    ANNEX B
                                     Page 3


                                  Corcom, Inc.
                                   EXHIBIT A
                                       to
                                PLEDGE AGREEMENT
                           dated as of June 19, 1998



                              Form of Stock Power

                                  STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ _____ Shares of Common Stock of ____________, a __________ corporation, represented by Certificate No. __ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated: _______________



                                            [--------------------]

                                            By:
                                              Name:
                                              Title: